UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

Myomo, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code: (617) 996-9058

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Myomo, Inc. (the “Company”) filed a Certificate of Amendment to its Eighth Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware on January 30, 2020 (the “Amendment”). The Amendment was filed to effectuate a reverse stock split of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”). Pursuant to the reverse stock split, at the effective time each thirty (30) shares of Common Stock issued and outstanding were combined into one (1) validly issued, fully paid and non-assessable share of Common Stock. The par value per share remains the same. The Amendment provides that no fractional shares will be issued; the Company will round down any fractional share resulting from the reverse stock split to the nearest whole share. The reverse split ratio selected by the Board of Directors was selected pursuant to the authority granted to the Board of Directors by stockholders at the Special Meeting described below in Item 5.07. The disclosure in Item 5.07 of this Form 8-K is incorporated by reference into this Item 5.03. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Stockholders of the Company held on January 30, 2020, the total number of shares represented in person or by proxy was 13,233,548 of the 17,207,098 shares of Common Stock outstanding and entitled to vote at the Special Meeting as of the record date, December 23, 2019.

The Stockholders voted to approve and authorize the Board of Directors to effect a reverse stock split of Common Stock within a range of not less than one-for-fifteen and not more than one-for-thirty shares, in its discretion, provided that any fractional shares resulting from the reverse stock split shall be automatically rounded down to the next whole share. In connection with such reverse stock split, the stockholders approved a corresponding amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended:

9,989,963 votes	FOR the resolution
3,056,806 votes	AGAINST the resolution
186,779 votes	ABSTAIN

The proxy statement for the Special Meeting of Stockholders included a proposal to adjourn the meeting, if necessary, which proposal was not needed because the Reverse Stock Split proposal received sufficient votes for approval.

On January 30, 2020, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation, as amended, of Myomo, Inc., filed with the Secretary of the State of Delaware on January 30, 2020

99.1	Press Release, dated January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOMO, INC.

Date: January 30, 2020	By:	/s/ David A. Henry
David A. Henry Chief Financial Officer